Exhibit 10.01

SOUTHWEST GAS CORPORATION
2006 RESTRICTED STOCK/UNIT PLAN

1. Purposes of the Plan.  The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key Employees, including Officers of the Company, with incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate, and retain experienced and knowledgeable independent Directors.

2. Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the compensation committee of the Board or such other Committee appointed to administer the Plan, consisting of independent members of the Board.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Award” means the grant of Restricted Stock or Restricted Stock Units under the Plan.

(d) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means (i) a material act of theft, misappropriation, or conversion of corporate funds committed by the Grantee, or (ii) the Grantee’s demonstrably willful, deliberate, and continued failure to follow reasonable directives of the Board or the Chief Executive Officer of the Company which are within the Grantee’s ability to perform.  Notwithstanding the foregoing, for the 24-month period following a Change in Control Event, the Grantee shall not be deemed to have been terminated for Cause unless and until: (1) there shall have been delivered to the Grantee a copy of a resolution duly adopted by the Board in good faith at a meeting of the Board called and held for such purpose (after reasonable notice to the Grantee and an opportunity for the Grantee, together with his or her counsel, to be heard before the Board), finding that the Grantee was guilty of conduct set forth above and specifying the particulars thereof in reasonable detail; and (2) if the Grantee contests such finding (or a conclusion that he or she has failed to timely cure the performance in response thereto), the arbitrator, by final determination in an arbitration proceeding pursuant to Section 17 hereof, has concluded that the Grantee’s conduct met the standard for termination for Cause above and that the Board’s conduct met the standards of good faith and satisfied the procedural and substantive conditions of this Section 2(f) (collectively, the “Necessary Findings”).  The Grantee’s costs of the arbitration shall be advanced by the Company and shall be repaid to the Company if the arbitrator makes the Necessary Findings.

(g) “Change in Control Event” means any of the following:

(i) The dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control Event under clause (ii) below.

(ii) A merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a Parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Company immediately before the Business Combination; and (B) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.  The shareholders before and after the Business Combination shall be determined on the presumptions that (x) there is no change in the record ownership of the Company’s securities from the record date for such approval until the consummation of the Business Combination; and (y) record owners of securities of the Company hold no securities of the other parties to such reorganization.

(iii) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Excluded Person, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of Directors of the Company, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (ii) above.

(iv) During any period not longer than twelve consecutive months, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(v) Notwithstanding the foregoing, prior to the occurrence of any of the events described in clause (ii) through (iv) above, the Board may determine that such an event shall not constitute a Change in Control Event for purposes of the Plan and Awards granted under it.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means the compensation committee of the Board or such other committee composed of independent members of the Board.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Southwest Gas Corporation, a California corporation, or any successor entity that adopts the Plan in connection with a Change in Control Event.

(l) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m)  “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(n) “Director” means a non-Employee member of the Board or the board of directors of any Related Entity.

(o) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than one hundred and eighty (180) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(p) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Excluded Person” means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (ii) the Company, or (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

(s) “Grantee” means an Employee or Director who receives an Award under the Plan.

(t) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(w) “Plan” means this 2006 Restricted Stock/Unit Plan.

(x) “Related Entity” means any Parent or Subsidiary of the Company.

(y) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(z) “Restricted Stock Units” or “Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for Shares or other securities or a combination of Shares or other securities as established by the Administrator.

(aa) “Retirement” means:

(i) with respect to Employees, a termination of an Employee’s employment with the Company or a Related Entity on or after the Employee has attained his or her early retirement date, normal retirement date, or deferred retirement date as defined in the Retirement Plan for Employees of Southwest Gas Corporation, as amended and in effect from time to time.

(ii) with respect to non-Employee Directors, a termination of a Director’s service to the Company or a Related Entity as a Director on or after his or her “normal retirement date” which is the earlier of the first day of the month following the month in which the non-Employee Director (A) reaches age seventy-two (72), or (B) has completed at least ten (10) years of service (in the aggregate) to the Company or a Related Entity as a Director.

(bb) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(cc) “Share” means a share of the Common Stock.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 9 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 400,000 Shares.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expired (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited such Shares shall become available for future grant under the Plan.  During the ten (10) year period following approval of the Plan by the Company’s shareholders and to the extent not prohibited by the listing requirements of The New York Stock Exchange (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award, which are surrendered in satisfaction of tax withholding obligations incident to the vesting of an Award, shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Covered Employees, Directors and Officers.  With respect to grants of Awards to Covered Employees, Directors and Employees who are also Officers or Directors of the Company, the Plan shall be administered by a Committee designated by the Board, which Committee (A) shall be comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation and (B) shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees and Directors to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or Restricted Stock Units to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(viii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility.  Awards may be granted to Employees and Directors.  An Employee or Director who has been granted an Award may, if otherwise eligible, be granted additional Awards.

6. Terms and Conditions of Awards.

(a) Designation of Award.  Each Award shall be designated in the Award Agreement.

(b) Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (if any), resale restrictions applicable to the Shares issued pursuant to Awards, forfeiture provisions and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) operating costs, (vi) gross margin, (vii) return on equity, (viii) return on assets, (ix) return on investment, (x) operating income, (xi) net operating income, (xii) pre-tax profit, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, taxes and depreciation, (xvii) economic value added, (xviii) market share, (xix) gas segment return on equity, (xx) customer to employee ratio, (xxi) customer service satisfaction, and (xxii) performance of the Company relative to a peer group of companies and/or relevant indexes.  The performance criteria may be applicable to the Company and/or any of its individual business units and may differ from Participant to Participant.  In addition and to the extent appropriate, the performance criteria will be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance criteria applicable to the Awards intended to be performance-based compensation.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Participant’s rights with respect to an Award intended to be performance-based compensation; provided, however, that certain categories or types of such adjustments can be specifically included (rather than excluded) at the time the performance criteria are established if so determined by the Committee.

(c) Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(d) Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(e) Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 20,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 9 below.

(f) Transferability of Awards.  Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(g) Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award.

7. Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any federal, state, local or non-U.S. income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon the issuance of Shares, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the vesting of an Award.

8. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise or issuance of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

9. Adjustments Upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number of Shares subject to an Award.

10. Change in Control Event.  Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control Event, each Award which is at the time outstanding under the Plan automatically shall (i) become fully vested and be released from any repurchase, forfeiture or transfer restrictions and (ii) with respect to Restricted Stock Units, be converted in full to Shares, immediately prior to the specified effective date of such Change in Control Event, for all of the Shares or Units at the time represented by such Award.

        11. Effective Date and Term of Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Continuance of the Plan shall be subject to approval by the shareholders of the Company.  Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.  Awards may be granted under the Plan upon its becoming effective, but any Award granted before shareholder approval is obtained shall be rescinded if shareholders fail to approve the Plan at the next shareholder meeting that occurs after the Plan is adopted by the Board.

12. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee.

13. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

15. No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16. Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

17. Arbitration and Litigation.

(a) Any dispute, controversy or claim arising out of or in respect to this Plan (or its validity, interpretation or enforcement) or the subject matter hereof must be submitted to and settled by arbitration conducted before a single arbitrator (chosen from a list of arbitrators provided by the American Arbitration Association with each party hereto taking alternate strikes and the remaining arbitrator hearing the dispute).  The arbitration will be conducted in Clark County, Nevada, in accordance with the then current rules of the American Arbitration Association or its successor.  The arbitration of such issues, including the determination of any amount of damages suffered, will be final and binding upon the parties to the maximum extent permitted by law.  The arbitrator in such action will not be authorized to change or modify any provision of the Plan.  Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  The arbitrator will award reasonable legal fees and expenses (including arbitration costs) to the prevailing party upon application therefor.  The parties consent to the jurisdiction of the Supreme Court of the State of Nevada and of the U.S. District Court for the District of Nevada for all purposes in connection with arbitration, including the entry of judgment of any award.

(b) Except as may be necessary to enter judgment upon the award or to the extent required by applicable law, all claims, defenses and proceedings (including, without limiting the generality of the foregoing, the existence of the controversy and the fact that there is an arbitration proceeding) shall be treated in a confidential manner by the arbitrator, the parties and their counsel, and each of their agents and employees, and all others acting on behalf or in concert with them.  Without limiting the generality of the foregoing, no one shall divulge to any third party or person not directly involved in the arbitration, the contents of the pleadings, papers, orders, hearings, trials, or awards in the arbitration, except as may be necessary to enter judgment upon an award as required by applicable law.  Any court proceedings relating to the arbitration hereunder, including, without limiting the generality of the foregoing, to prevent or compel arbitration to perform, correct, vacate or otherwise enforce an arbitration award, shall be filed under seal with the court, to the extent permitted by law.

IN WITNESS WHEREOF, the Company has executed this Amended and Restated Plan Document effective the 7th day of May 2008.

SOUTHWEST GAS CORPORATION

By: /s/ JEFFREY W. SHAW
Jeffrey W. Shaw, C.E.O.

APPENDIX A

Target Award Opportunity for each Grantee

Position	% of Year-End Base Salary	Range of Award Grant*
Chief Executive Officer	45	22.5 to 67.5
President	30	15.0 to 45.0
Executive Vice President	25	12.5 to 37.5
Senior Vice President	20	10.0 to 30.0
Vice President	15	7.5 to 22.5
Other Participants	10	5.0 to 15.0
Non-Employee Directors		500 Restricted Stock or Stock Units

*      Awards granted pursuant to the Plan will range from 50 to 150 percent of the target award opportunity for each participant, other than non-Employee Directors, established for the initial award.  The actual award will be determined based on the three-year average Management Incentive Plan payout percentage (MIP Payout Percentage) for the three years immediately preceding the award determination date.  The threshold to earn an award will be a MIP Payout Percentage of 90.  The award will increase by five percent for each one percentage point increase in the MIP Payout Percentage until such percentage equals 100, then the increase will be reduced to two and one-half percent for each percentage point increase through 120.

*      Awards granted pursuant to the Plan to Directors will be set at 500 Restricted Stock or Stock Units per year.

*      Once the Awards are established, they will be converted into Restricted Stock or Stock Units, based on the closing price of Common Stock on the New York Stock Exchange on the Award date.

Vesting Schedule of Awards:

(a)   Awards to Employees.

(i) With respect to Awards to Employees, unless otherwise set forth in the Award Agreement or in an amendment to this Appendix A, the Shares or Units subject to an Award shall vest and be paid out in Common Stock over a three (3) year period as follows:  forty percent (40%) of the Shares or Units subject to the Award shall vest on the 4th of January following the award (Vesting Commencement Date) and thirty percent (30%) of the Shares or Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

(ii) During any authorized leave of absence, the vesting of the Shares or Units awarded to Employees only as provided above shall be suspended after the leave of absence exceeds a period of three (3) months.  Vesting of the Shares or Units shall resume upon the Employee’s termination of the leave of absence and return to service to the Company or a Related Entity.  The Vesting Schedule of the Shares or Units shall be extended by the length of the suspension.

(iii) Notwithstanding the foregoing, in the event the Employee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company.  In addition, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company immediately prior to a Change in Control Event.

(iv) In addition, with respect to Grantees who are Senior Vice Presidents or above only, in the event such Grantee’s Continuous Service terminates as a result of Good Reason, 100% of the Shares or Units shall become fully vested and no longer subject to forfeiture to the Company.

(v) With respect to Restricted Stock Units, awards shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on the Common Stock.  Any such notional dividends shall be valued as of the date on which they are credited to the Employee and reallocated to acquire additional Units.  Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Award Agreement as if such Units had been issued on the date of such Award (if any).

For purposes of the Plan, “Good Reason” shall mean, with respect to Employees who are employed in senior vice president level positions and above, (i) a reduction by the Company in the Grantee’s base salary as in effect on the date hereof, or (ii) any material breach of any material provision of any employment agreement between the Grantee and the Company by the Company which is not cured within sixty (60) days after written notice of such breach by the Grantee to the Company.

(b)	Awards to Directors. Subject to the Director’s Continuous Service, Awards shall vest in accordance with either of the following schedules:

(i)           Forty percent (40%) of the Shares or Units subject to the Award shall vest on the 4th of January following the award (Vesting Commencement Date), and thirty percent (30%) on each of the second and third anniversaries of the Vesting Commencement Date.  Vesting of the Shares or Units shall accelerate so that one hundred percent (100%) of the Shares or Units subject to the Award shall vest (i) immediately prior to a Change in Control Event or (ii) upon termination of the Director’s Continuous Service as a result of death, Disability or Retirement.  With respect to Restricted Stock Units, the conversion of the Units into Shares, however, will not occur until the Director’s Continuous Service terminates, or immediately prior to a Change in Control Event.

 (ii)  With respect to Restricted Stock Units, awards shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on the Common Stock.  Any such notional dividends shall be valued as of the date on which they are credited to the Director and reallocated to acquire additional Units.  Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Award Agreement as if such Units had been issued on the date of such Award (if any).

 SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR DIRECTORS - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

       You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), and the Restricted Stock Unit Agreement (the “Agreement”) attached hereto, as follows.  Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number
Date of Award
Total Number of Restricted Stock Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”), and thirty percent (30%) on each of the second and third anniversaries of the Vesting Commencement Date.  Vesting of the Units shall accelerate so that one hundred percent (100%) of the Units subject to the Award shall vest (i) immediately prior to a Change in Control Event or (ii) upon termination of the Director’s Continuous Service as a result of death, Disability or Retirement.  As provided in Section 3 of the Agreement, the conversion of the Units into Shares, however, will not occur until certain terminations of the Director’s Continuous Service or immediately prior to certain Change in Control Events.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company.  If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

In the event of the Grantee’s change in status from Director to consultant or Employee, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability or Retirement.  In the event the Grantee terminates Continuous Service for any reason other than death, Disability or Retirement, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation
By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT NOR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan.  The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares.  The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in

 2

accordance with Section 8 of the Agreement.  The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 9 of the Agreement.  The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

 3

Award Number:  __________________

SOUTHWEST GAS CORPORATION
2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1.           Issuance of Units.  Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”), an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference.  Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2.           Transfer Restrictions.  The Units may not be transferred in any manner other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company.  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3.           Conversion of Units and Issuance of Shares.

(a) General.  Subject to Section 3(b), one share of Common Stock shall be issuable for each vested Unit subject to the Award (the “Shares”) upon the earlier of: (i) termination of the Grantee’s Continuous Service which also constitutes a “separation from service” as such term is defined in Section 409A of the Code and applicable guidance thereunder; or (ii)  immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company.  Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations.   Any unvested Units remaining as of the date the Award is converted to Shares shall be forfeited.

(b) Delay of Conversion.  The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law.  If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law.  For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares.  The Company shall delay the issuance of any shares of Common Stock under this Section 3 to the extent it is necessary to comply with

Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d)  Right to Shares; Dividends.  The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares.  Any such notional dividends shall be valued as of the date on which they are credited to the Grantee and reallocated to acquire additional Units.    Such additional Units shall vest in accordance with the Vesting Schedule set forth in the Notice, as if such Units had been issued on the Date of Award.

4.           Accelerated Conversion of Units and Issuance of Shares.  The following circumstances shall permit an accelerated conversion of the Units and the issuance of Shares:

(a)  Unforeseeable Emergency.  In the event of an Unforeseeable Emergency, the Administrator may, in its sole discretion, permit the conversion of vested Units and the corresponding issuance of the number of Shares to the Grantee equal in value to an amount no greater than the amount necessary to satisfy the emergency plus any taxes reasonably anticipated as a result of the distribution.  For purposes of this Section 4(a), “Unforeseeable Emergency” shall mean an unforeseeable emergency as defined in Code Section 409(a)(2)(B)(ii)(I) (as limited by Code Section 409A(a)(2)(B)(ii)(II)), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

(b)  Domestic Relations Order.  In its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares to an individual other than the Grantee as may be necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B)).

(c)  Conflict of Interest.  In its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares as may be necessary to comply with certain ethics rules as provided in Treasury Regulations Section 1.409A-3(j)(4)(iii).

(d) Income Inclusion under Section 409A of the Code.  To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations.  Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 5(d) shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

(e) Dissolution or Bankruptcy.  To the extent permitted under Code Section 409A, the Administrator shall have the authority, in its sole discretion, to terminate this Agreement and convert vested Units into a distribution of Shares to the Grantee for all of the

Shares subject to this Agreement or, if applicable, to his or her beneficiary within twelve (12) months of a corporate dissolution taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(a).  Any unvested Units shall be forfeited upon such termination of this Agreement.  The total value of the accelerated distribution of Shares under this Section 5(e) must be included in the Grantee’s gross income in the latest of:

(i)                             The calendar year in which the Agreement is terminated; or

(ii)                             The calendar year in which the issuance of the Shares is administratively practicable.

(f)           Termination of the Plan by the Company.  To the extent permitted under Code Section 409A, the Administrator shall have the authority, in its sole discretion, to terminate this Agreement and convert vested Units into a distribution of Shares to the Grantee for all of the Shares subject to this Agreement to the Grantee or, if applicable, to his or her beneficiary provided that:

(i)                             All arrangements sponsored by the Company that would be aggregated with the Plan under Treasury Regulations Section 1.409A-1(c) and all other published interpretive authority as issued or amended from time to time if all Grantees under the Plan participated in all of the arrangements are terminated;

(ii)                             No payments other than issuance of the Shares hereunder and the payments under the other aggregated arrangements if the termination had not occurred are made within twelve (12) months of the termination of the Plan and the other aggregated arrangements;

(iii)                             All issuance of Shares subject to Awards under the Plan and payments under the other aggregated arrangements are made within twenty-four (24) months of the termination of the Plan and the other aggregated arrangements; and

                                (iv)           The Company does not adopt a new arrangement that would be aggregated with the Plan and any other terminated arrangements under Treasury Regulations Section 1.409A-1(c) and all other published interpretive authority as issued or amended from time to time if Grantees under the Plan had participated in both arrangements, at any time within five (5) years following the date of termination of the Plan and the other terminated arrangements.

5.           Taxes.

(a)  Tax Liability.  The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award.  Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award.  The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b)  Payment of Withholding Taxes.  Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i)                             By Share Withholding.  The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation.  The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii)                             By Sale of Shares.  Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation.  Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable.  The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee.  The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

6.           Entire Agreement; Governing Law.  The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.           Construction.  The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8.           Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9.           Venue and Waiver of Jury Trial.  The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING.  If any one or more provisions of this Section 9 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service ,or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11.           Amendment and Delay to Meet the Requirements of Section 409A.  The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. Notwithstanding the foregoing, the Company makes no representation that the Award will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to or to mitigate its effect on the Award.

END OF AGREEMENT

SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR EMPLOYEES THROUGH VICE PRESIDENTS - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

       You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), attached hereto, as follows.  Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number
Date of Award
Total Number of Restricted Stock Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”) and thirty percent (30%) of the Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

Notwithstanding the foregoing, in the event the Grantee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.  In addition, in the event of a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition), 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company.  If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

During any authorized leave of absence, the vesting of the Units as provided in this schedule shall be suspended (to the extent permitted under Section 409A of the Code) after the leave of absence exceeds a period of three (3) months.  The Vesting Schedule of the Units shall be extended by the length of the suspension.  Vesting of the Units shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a

Related Entity; provided, however, that if the leave of absence exceeds six (6) months, and a return to service upon expiration of such leave is not guaranteed by statute or contract, then (a) the Grantee’s Continuous Service shall be deemed to terminate on the first date following such six-month period and (b) the Grantee will forfeit the Units that are unvested on the date of the Grantee’s termination of Continuous Service.  To the extent an authorized leave of absence is due to a medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least six (6) months and such impairment causes the Grantee to be unable to perform the duties of the Grantee’s position employment or of any substantially similar position of employment, the six (6) month period in the prior sentence shall be twenty-nine (29) months. An authorized leave of absence shall include sick leave, military leave, or other bona fide leave of absence (such as temporary employment by the government).

In the event of the Grantee’s change in status from Employee to consultant or Director, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability, or Retirement.  In the event that, prior to a Change in Control Event, the Grantee terminates Continuous Service for any reason other than death, Disability, or Retirement, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation
By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD, OR ACQUIRING SHARES HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

2

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice, the Agreement, and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, and the Plan.  The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period,” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares.  The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan, and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in accordance with Section 8 of the Agreement.  The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 9 of the Agreement.  The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

 3

Award Number:  __________________

SOUTHWEST GAS CORPORATION
2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1.           Issuance of Units.  Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference.  Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2.           Transfer Restrictions.  The Units may not be transferred in any manner other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company.  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3.           Conversion of Units and Issuance of Shares.

(a) General.  Subject to Section 3(b), one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon the earliest of: (i) vesting (other than vesting pursuant to (A) a Change in Control Event which is not a 409A Change in Control Event (as defined below) or (B) a termination of Continuous Service which is not a “separation from service” (a “409A Separation from Service”), if the issuance following such vesting would not satisfy the “short term deferral” rule, as both of such terms are defined in the Treasury regulations and other guidance under Code Section 409A); (ii) immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company (a “409A Change in Control Event”); and (iii) following a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition) or other vesting event which did not result in the conversion of Units into Common Stock, any termination of the Grantee’s employment or other service to the Company or a Related Entity that constitutes a 409A Separation from Service.  Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations.

(b) Delay of Conversion.  The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law.  If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law.  For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares.  The Company shall delay the issuance of any shares of Common Stock under this Section 3 to the extent it is necessary to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d)  Right to Shares; Dividends.  The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock), issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares.  Any such notional dividends shall be valued as of the date on which they are credited to the Grantee and reallocated to acquire additional Units.  Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Notice, as if such Units had been issued on the Date of Award.

4.           Accelerated Conversion of Units and Issuance of Shares.  To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations.  Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 4 shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

5.           Taxes.

(a) Tax Liability.  The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award.  Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award.  The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes.  Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i)           By Share Withholding.  The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation.  The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii)           By Sale of Shares.  Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation.  Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable.  The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee.  The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

6.           Entire Agreement; Governing Law.  The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.           Construction.  The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8.           Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9.           Venue and Waiver of Jury Trial.  The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING.  If any one or more provisions of this Section 9 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service, or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11.           Amendment and Delay to Meet the Requirements of Section 409A.  The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. Notwithstanding the foregoing, the Company makes no representation that the Award will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to the Award or to mitigate its effects on the Award.

END OF AGREEMENT

 SOUTHWEST GAS CORPORATION

2006 RESTRICTED STOCK/UNIT PLAN

[FOR EXECUTIVE OFFICERS - SENIOR VICE PRESIDENT AND ABOVE - REMOVE THIS LINE BEFORE USE]

NOTICE OF RESTRICTED STOCK UNIT AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), attached hereto, as follows.  Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Award Number
Date of Award
Total Number of Restricted Stock Units Awarded (the “Units”)
Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, and the Plan, the Units will “vest” in accordance with the following schedule:

Forty percent (40%) of the Units subject to the Award shall vest on the 4th of January following the Date of Award (the “Vesting Commencement Date”) and thirty percent (30%) of the Units subject to the Award shall vest on each of the second and third anniversaries of the Vesting Commencement Date.

Notwithstanding the foregoing, in the event the Grantee’s Continuous Service terminates as the result of death, Retirement, or Disability, 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.  In addition, in the event of a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition), 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.

In addition, in the event the Grantee terminates his or her Continuous Service for “Good Reason” (as defined in Appendix A of the Plan), 100% of the Units shall become fully vested and no longer subject to forfeiture to the Company.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company.  If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

During any authorized leave of absence, the vesting of the Units as provided in this schedule shall be suspended (to the extent permitted under Section 409A of the Code) after the leave of absence exceeds a period of three (3) months.  The Vesting Schedule of the Units shall be extended by the length of the suspension.  Vesting of the Units shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity; provided, however, that if the leave of absence exceeds six (6) months, and a return to service upon expiration of such leave is not guaranteed by statute or contract, then (a) the Grantee’s Continuous Service shall be deemed to terminate on the first date following such six-month period and (b) the Grantee will forfeit the Units that are unvested on the date of the Grantee’s termination of Continuous Service.  To the extent an authorized leave of absence is due to a medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least six (6) months and such impairment causes the Grantee to be unable to perform the duties of the Grantee’s position employment or of any substantially similar position of employment, the six (6) month period in the prior sentence shall be twenty-nine (29) months.  An authorized leave of absence shall include sick leave, military leave, or other bona fide leave of absence (such as temporary employment by the government).

In the event of the Grantee’s change in status from Employee to consultant or Director, the determination of whether such change in status results in a termination of Continuous Service will be determined in accordance with Section 409A of the Code.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason other than death, Disability, Retirement, or termination of such service by the Grantee for Good Reason.  In the event that, prior to a Change in Control Event, the Grantee terminates Continuous Service for any reason other than death, Disability, Retirement, or termination of such service by the Grantee for Good Reason, any Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Units and shall have all rights and interest in or related thereto without further action by the Grantee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Southwest Gas Corporation, a California corporation
By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD, OR ACQUIRING SHARES HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS

 2

A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice, the Agreement, and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, and the Plan.  The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period,” and/or subject to applicable federal securities laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares.  The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Grantee: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan, and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Grantee has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents; and (iv) acknowledges that the Grantee is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan, and the Agreement shall be resolved by the Administrator in accordance with Section 8 of the Agreement.  The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 9 of the Agreement.  The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Grantee’s Signature

Grantee’s Printed Name

Address

City, State & Zip

 3

Award Number:  __________________

SOUTHWEST GAS CORPORATION
2006 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK UNIT AGREEMENT

1.           Issuance of Units.  Southwest Gas Corporation, a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units Awarded set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference.  Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2.           Transfer Restrictions.  The Units may not be transferred in any manner other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Units in the event of the Grantee’s death on a beneficiary designation form provided by the Company.  The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and transferees of the Grantee.

3.           Conversion of Units and Issuance of Shares.

(a)  General.   Subject to Section 3(b), one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon the earliest of: (i) vesting (other than vesting pursuant to (A) a Change in Control Event which is not a 409A Change in Control Event (as defined below) or (B) a termination of Continuous Service which is not a “separation from service” (a “409A Separation from Service”), if the issuance following such vesting would not satisfy the “short term deferral” rule, as both of such terms are defined in the Treasury regulations and other guidance under Code Section 409A); (ii) immediately prior to the specified effective date of a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition) which also constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (as defined in Section 409A of the Code) of the Company (a “409A Change in Control Event”); and (iii) following a Change in Control Event (as defined in the Plan, without regard to clause (v) of the definition) or other vesting event which did not result in the conversion of Units into Common Stock, any termination of the Grantee’s employment or other service to the Company or a Related Entity that constitutes a 409A Separation from Service.  Immediately thereafter, or as soon as administratively feasible, the Company will transfer such Shares to the Grantee upon satisfaction of any required tax or other withholding obligations.

(b)  Delay of Conversion.  The conversion of the Units to Common Stock under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of Common Stock would constitute a violation of federal securities laws or other Applicable Law.  If the conversion of the Units to Common Stock is delayed by the provisions of this Section 3(b), the conversion of the Units to Common Stock shall occur at the earliest date at which the Company reasonably anticipates issuing the Common Stock will not cause a violation of federal securities laws or other Applicable Law.  For purposes of this Section 3(b), the issuance of Common Stock that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c)  Delay of Issuance of Shares.  The Company shall delay the issuance of any shares of Common Stock under this Section 3 to the extent it is necessary to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “key employees” of certain publicly-traded companies); in such event, any shares of Common Stock to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issued on the first business day following the expiration of such six (6) month period.

(d)  Right to Shares; Dividends.  The Grantee shall not have any right in, to, or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee; provided, however, that the Grantee’s Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Shares.  Any such notional dividends shall be valued as of the date on which they are credited to the Grantee and reallocated to acquire additional Units.  Such additional Units shall vest in accordance with the vesting schedule set forth in the applicable Notice, as if such Units had been issued on the Date of Award.

4.           Accelerated Conversion of Units and Issuance of Shares.  To the extent permitted under Code Section 409A, in its sole discretion, the Administrator may permit acceleration of the time or schedule for the conversion of vested Units and corresponding issuance of the Shares at any time this Agreement fails to meet the requirements of Section 409A of the Code and the corresponding regulations.  Notwithstanding the foregoing, the accelerated distribution of Shares upon conversion of vested Units to the Grantee under this Section 4 shall not exceed the number of Shares with a value equal to the amount required to be included as income by the Grantee as a result of the failure to meet the requirements of Section 409A of the Code and the corresponding regulations.

5.           Taxes.

(a)           Tax Liability.  The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award.  Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award.  The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b)           Payment of Withholding Taxes.  Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i)           By Share Withholding.  The Grantee authorizes the Company to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee, the number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation.  The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii)           By Sale of Shares.  Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation.  Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable.  The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee.  The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation.  Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Grantee by the Company and/or a Related Entity.

6.           Entire Agreement; Governing Law.  The Notice, the Plan, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  These agreements are to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.           Construction.  The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

8.           Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

9.           Venue and Waiver of Jury Trial.  The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, or this Agreement shall be brought in the United States District Court for the District of Nevada (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Nevada state court in the county in which the Company is located), and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action, or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING.  If any one or more provisions of this Section  9 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

10.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service, or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

11.           Amendment and Delay to Meet the Requirements of Section 409A.  The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. Notwithstanding the foregoing, the Company makes no representation that the Award will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to the Award or to mitigate its effects on the Award.

END OF AGREEMENT